UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2013

(Date of Earliest Event Reported)

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31465	35-2164875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 751-7507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On November 12, 2013, Natural Resource Partners L.P. (the “Partnership”), NRP (GP) LP and GP Natural Resource Partners LLC entered into an Equity Distribution Agreement (the “Agreement”) with Citigroup Global Markets Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, UBS Securities LLC and Wells Fargo Securities, LLC (each, a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through the Managers, as the Partnership’s sales agents, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $75,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or as otherwise agreed by the Partnership and one or more of the Managers.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to any Manager as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Manager.

The Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-183314).

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Relationships

Certain of the Managers and certain of their affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services to the Partnership and its subsidiaries, for which services they have received and may in the future receive customary fees.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Equity Distribution Agreement dated November 12, 2013 by and among the Partnership, NRP (GP) LP, GP Natural Resource Partners LLC, and Citigroup Global Markets Inc. BB&T Capital Markets, a division of BB&T Securities, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as Managers.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013

Natural Resource Partners L.P.

By:	NRP (GP) LP
Its General Partner

By:	GP NATURAL RESOURCE PARTNERS LLC Its General Partner

By:	/s/ Wyatt L. Hogan
Name:	Wyatt L. Hogan
Title:	Vice President and General Counsel